Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ in millions of U.S. dollars in billions of U.S. dollars constant-currency Mergers & acquisitions Foreign Exchange approximately

• • • • • • •

• •

• • • • Q1'21 Q1'20 Change Net sales $625.6 $568.2 +10% Gross margin 51.4% 47.8% +360 bps SG&A percent of net sales 40.7% 48.7% -800 bps Operating income $70.5 -$2.0 +$72.5 Operating margin 11.3% -0.3% +1,160 bps Net income $55.9 $0.2 +$55.7 Diluted EPS $0.84 $0.00 +$0.84

• • • •

• • • • • • • • •

• • • • •

• • • •

• • • • • • − − • • • • • • • • • • • •

• • • • • •

Exhibit 99.2

Columbia Sportswear Company™

CFO Commentary and Financial Review

Q1'21

April 29, 2021



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties include those relating to the impact of the COVID-19 pandemic on our operations, which is highly dependent on numerous factors that we may not be able to predict or control, including: the duration and scope of the COVID-19 pandemic, including any recurrence due to variants; actions that may be taken to contain the pandemic or to treat its impact, including lock-downs and the speed of the vaccination roll-out; economic slowdowns that have resulted from and may continue to result from the pandemic; workforce staffing and productivity; our ability to continue operations in affected areas; supply chain and logistics capacity constraints; and consumer demand and spending patterns, as well as the effects on suppliers, creditors, and wholesale customers, all of which are uncertain. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this meeting to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations. In particular, investors may find the non-GAAP measures useful by reviewing our net sales results without the volatility in foreign currency exchange rates. This non-GAAP financial measure also facilitates management's internal comparisons to our historical net sales results and comparisons to competitors' net sales results.

Non-GAAP financial measures, including constant-currency net sales, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer	"+" or "up"	increased	"$##M"	in millions of U.S. dollars
DTC.com	DTC e-commerce	"-" or "down"	decreased	"$##B"	in billions of U.S. dollars
DTC B&M	DTC brick & mortar	LSD%	low-single-digit percent	c.c.	constant-currency
y/y	year-over-year	MSD%	mid-single-digit percent	M&A	Mergers & acquisitions
U.S.	United States	HSD%	high-single-digit percent	FX	Foreign Exchange
LAAP	Latin America and Asia Pacific	LDD%	low-double-digit percent	~	approximately
EMEA	Europe, Middle East and Africa	low-20%	low-twenties percent		
SG&A	selling, general & administrative	mid-30%	mid-thirties percent		
EPS	earnings per share	high-40%	high-forties percent		
bps	basis points				





Columbia

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

Columbia | SOREL | MOUNTAIN HARDWEAR | prAna






STRATEGIC PRIORITIES

We are committed to driving sustainable and profitable long-term growth and investing in our strategic priorities to:

DRIVE GLOBAL BRAND AWARENESS AND SALES GROWTH THROUGH INCREASED, FOCUSED **DEMAND CREATION** INVESTMENTS

ENHANCE **CONSUMER EXPERIENCE** AND **DIGITAL CAPABILITIES** IN ALL OF OUR CHANNELS AND GEOGRAPHIES

EXPAND AND IMPROVE **GLOBAL DTC** OPERATIONS WITH SUPPORTING PROCESSES AND SYSTEMS

INVEST IN OUR **PEOPLE** AND OPTIMIZE OUR ORGANIZATION ACROSS OUR PORTFOLIO OF BRANDS

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A



COVID-19 UPDATES

Health, Safety and Well Being	• The Company's top priority throughout this pandemic remains to protect the health and safety of our employees, their families, our customers and our communities. • We are continually adapting business operations to adhere to evolving local and regional guidelines and safety protocols across all areas of our global business to help contain the spread of the virus.
DTC Brick & Mortar Store Impacts	• The majority of our owned stores remained open throughout Q1'21. Government mandated lockdowns impacted stores in Europe, Canada and Japan at varying times during Q1'21 and Q2'21 quarter-to-date. • Store traffic levels vary by region but remain below pre-pandemic levels.
Supply Chain and Logistics	• First quarter 2021 results include the impact of port congestion and logistics constraints that resulted in later timing of Spring 2021 inventory receipts and deliveries. • Supply chain and logistics constraints are ongoing and will likely result in the later timing of Fall 2021 receipts and deliveries. Our financial outlook incorporates our current view of Fall 2021 product delays. • These constraints coupled with ongoing health and safety measures being taken within our distribution facilities are resulting in higher freight, distribution and other supply chain costs.

Q1'21 KEY HIGHLIGHTS

Q1'21 FINANCIAL RESULTS AND COMPARISONS TO Q1'20

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$626M +10%	**51.4%** +360 bps	**11.3%** Compared to (0.3)% Q1'20	**$0.84** Compared to break even diluted EPS Q1'20

Q1'21 Highlights:

- Pace of fundamental recovery exceeded our expectations in Q1'21. Business momentum was led by 35% y/y DTC.com growth as well as better than planned sequential improvement in DTC B&M trends.
- Exited quarter with $874.6 million in cash and short-term investments and no borrowings.

Q1’21 FINANCIAL SUMMARY

(dollars in millions, except per share amounts)

	Q1'21	Q1'20	Change
Net sales	$625.6	$568.2	+10%
Gross margin	51.4%	47.8%	+360 bps
SG&A percent of net sales	40.7%	48.7%	-800 bps
Operating income	$70.5	-$2.0	+$72.5
Operating margin	11.3%	-0.3%	+1,160 bps
Net income	$55.9	$0.2	+$55.7
Diluted EPS	$0.84	$0.00	+$0.84

Commentary on factors impacting Q1’21 financial results:

- Q1’21 financial results include the impact from the ongoing COVID-19 pandemic.
- Q1’21 results include the impacts of shipment delays and cost pressures resulting from supply chain, logistics and shipping constraints.
- DTC B&M net sales increased 10% y/y as we began to anniversary prior year temporary store closures and heightened pandemic related disruptions.
- Operating profit benefitted from decreased reserve provisions related to less excess inventory and a reduction in bad debt expense, driven by a healthier wholesale customer base.

Q1'21 NET SALES OVERVIEW

Q1'21 PERCENTAGE CHANGE VS. Q1'20 AND Q1'21 NET SALES

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

+4% (+2% c.c.)

$469M

FOOTWEAR:

+35% (+32% c.c.)

$157M

- Footwear net sales growth outperformed apparel, continuing the trend we experienced in 2020.

BRAND PERFORMANCE

Columbia

+12% (+9% c.c.)

$527M

SOREL

+20% (+18% c.c.)

$46M

prAna

-14% (-14% c.c.)

$32M

MOUNTAIN HARDWEAR

-4% (-6% c.c.)

$21M

- prAna and Mountain Hardwear net sales decreased due to lower Spring 2021 advance wholesale orders as well as later timing of Spring 2021 inventory receipts.

CHANNEL PERFORMANCE

WHOLESALE:

+3% (+1% c.c.)

$336M

DTC:

+20% (+18% c.c.)

$290M

- Later timing of Spring 2021 inventory receipts impacted wholesale net sales.
- DTC.com +35% y/y, DTC B&M +10% y/y

Q1'21 REGIONAL NET SALES PERFORMANCE

Q1'21 PERCENTAGE CHANGE VS. Q1'20 AND Q1'21 NET SALES



CANADA
+1% (-3% c.c.)
$34M
U.S.
+9% (+9% c.c.)
$409M
EMEA
+27% (+18% c.c.)
$71M
LAAP
+9% (+3% c.c.)
$112M

U.S.

- **Wholesale: down LSD%**, later timing of inventory receipts more than offset Spring 2021 order book growth
- **DTC: up low-20%**, driven by DTC.com +low-30% and DTC B&M +LDD%
- The Company had 132 stores (122 outlet; 10 branded) exiting Q1'21 vs. 142 (122 outlet; 20 branded) exiting Q1'20

LAAP

- **China: up mid-70%** (+low-60% c.c.), lapping prior year pandemic related disruptions; earlier shipment of Spring 2021 wholesale orders
- **Japan: down HSD%** (-LDD% c.c.), rise in COVID-19 cases resulted in a declared State of Emergency in certain regions
- **Korea: up high-30%** (+high-20% c.c.), lapping prior year pandemic related disruptions; improving outdoor market trends
- **LAAP distributor: down low-60%**, significant pandemic-related weakness in several LAAP distributor markets

EMEA

- **Europe-direct: up high-teens%** (+HSD% c.c.), strong wholesale and DTC.com performance more than offset DTC B&M store closures
- **EMEA distributor: up low-100%**, driven by timing of Spring 2021 shipments shifting out of Q4'20 into Q1'21

Canada +1% (-3% c.c.), DTC B&M store closures impacted net sales performance

Q1'21 GROSS MARGIN BRIDGE

Q1'21 gross margin expanded 360bps y/y to 51.4%



47.8%
51.4%
Q1'20
Channel Profitability
Channel & Region Mix
FX
Other
Q1'21

Gross Margin expansion primarily reflects:

Tailwinds

- **Channel Profitability:** favorable DTC product margins driven by lower promotional levels
- **Channel Profitability:** lower wholesale customer accommodations
- **Channel & Regional Mix:** favorable sales mix impact due to lower proportion of lower margin international distributor sales and higher proportion of DTC sales which generally carries higher gross margin
- **Other:** decreased reserve provisions related to less excess inventory

Partially offset by:

Headwinds

- **Channel Profitability:** higher proportion of wholesale closeout product sales mix

Q1'21 SG&A BRIDGE

Q1'21 SG&A expenses decreased 8% y/y to $254.4M


$276.8
$254.4
Q1'20
Bad Debt
Other
Incentive Comp
Personnel
Q1'21

Q1'21 SG&A expenses were 40.7% of net sales compared to 48.7% in Q1'20

The y/y decrease in SG&A expenses was primarily driven by:

SG&A Expense Reductions

- **Bad Debt:** lower bad debt expense, reflecting the non-recurrence of COVID-related reserve provisions incurred in Q1'20 and, to a lesser extent, a reserve reduction in Q1'21
- **Other:** reflects the net impact of small changes in other expenses

Partially offset by:

SG&A Expense Increases

- **Incentive Comp:** higher incentive compensation
- **Personnel:** impact of annual merit increases and higher personnel expenses to support business growth

BALANCE SHEET OVERVIEW

Balance Sheet as of March 31, 2021

Cash, Cash Equivalents and Short-term Investments

$875M

Cash, cash equivalents and short-term investments totaled $874.6M, compared to $706.9M at March 31, 2020.

The Company had no borrowings, compared to short-term borrowings of $174.4M at March 31, 2020.

Inventory

-9%

Inventories -9% y/y to $525.7M. The reduction in inventory was primarily driven by lower Spring 2021 inventory purchases, a reduction of excess inventory and delayed receipts of Spring 2021 inventory.

Inventory at quarter-end primarily consisted of current and future season product. Aged inventories represent a manageable portion of our total inventory mix. Overall, inventory is healthy and positions us well to capitalize on increasing consumer confidence and demand.



CASH FLOW OVERVIEW

Cash Flow for the Three Months Ended March 31, 2021

Net Cash Flow from Operations

$111M

Net cash flow from operating activities was $110.9M, compared to net cash flow from operating activities of $12.8M for the same period in 2020.

Capital Expenditures

$4M

Capital expenditures totaled $3.9M, compared to $9.5M for the same period in 2020.

Share Repurchases

$11M

In Q1'21, the Company repurchased 108,987 shares of common stock for an aggregate of $11.2M, or an average price per share of $102.98.

At March 31, 2021, $471.0M remained available under our current stock repurchase authorization, which does not obligate the Company to acquire any specific number of shares or to acquire shares over any specified period of time.



2021 FINANCIAL OUTLOOK

The Company's 2021 Financial Outlook and the underlying assumptions, are forward-looking in nature, and the forward-looking statements reflect our expectations as of April 29, 2021 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" below. These risks and uncertainties limit our ability to accurately forecast results. This outlook reflects our estimates as of April 29, 2021 regarding the impact on our operations of the COVID-19 pandemic, economic conditions, supply chain and logistics capacity constraints, and changes in consumer behavior and confidence, as well as geopolitical tensions. This outlook assumes a sequential recovery in brick & mortar retail traffic and sales throughout 2021. However, it is not possible to determine the ultimate impact on our operations for 2021, or whether other currently unanticipated direct or indirect consequences of the pandemic are reasonably likely to materially affect our operations. Projections are predicated on normal seasonal weather globally.

	2021 Financial Outlook	**Commentary compared to 2020**
Net sales	**\$3.04B to \$3.08B** (prior \$2.95B to \$3.00B)	**+21.5% to 23.0%** (prior +18% to 20%)
Gross margin	**50.0% to 50.2%** (prior ~50%)	**110 to 130 bps expansion** (prior approximately 110 bps expansion)
SG&A percent of net sales	**38.7% to 39.1%** (prior 39.2% to 39.7%)	**480 bps to 520 bps leverage** (prior 420 bps to 470 bps leverage)
Operating margin	**11.4% to 12.0%** (prior 10.8% to 11.5%)	**590 bps to 650 bps leverage** (prior 530 bps to 600 bps leverage)
Operating income	**\$347M to \$369M** (prior \$320M to \$346M)	**+154% to 169%** (prior +131% to 150%)
Effective income tax rate	**~22%**	**2020 effective tax rate of 22.6%**
Net income	**\$271M to \$288M** (prior \$250M to \$270M)	**+151% to 166%** (prior +119% to 137%)
Diluted EPS	**\$4.05 to \$4.30** (prior \$3.75 to \$4.05)	**+150% to 165%** (prior +131% to +150%)

2021 FINANCIAL OUTLOOK ASSUMPTIONS

Net Sales	<u>Anticipated net sales growth primarily reflects:</u> • All brands are anticipated to grow in 2021 led by the Columbia brand. Our DTC B&M stores primarily sell Columbia brand products as such Columbia brand sales growth will disproportionately benefit from the anniversary of prior year temporary store closures. • All four geographic segments are anticipated to grow in 2021. Within our LAAP region, LAAP distributor markets and Japan are anticipated to have slower recovery curves. • From a category perspective, we anticipate the y/y growth rate of footwear to be relatively comparable to apparel in 2021. Demand for our footwear continues to be robust and is outpacing production capacity. • Current Spring and Fall 2021 orders indicate a return to growth in our wholesale business with notable strength in the Company's Fall 2021 order book. • DTC.com growth resulting in DTC.com penetration as percent of total sales slightly below the 19% penetration level achieved in 2020. • Improved DTC B&M traffic and sales performance including: – benefit of lapping prior year temporary store closures and gradual fundamental improvement over the course of the year, and – new U.S. store openings: approximately 8 stores (primarily outlet stores) in 2021. New store opening plans may change as lease negotiations are finalized.
Gross Margin	<u>Anticipated gross margin expansion primarily reflects:</u> • increased DTC product margins driven by lower promotional activity; • increased product margins from generally lower product costs for Spring and Fall 2021 inventory; and • lower reserve provisions and a lower proportion of wholesale close-out product sales due to less excess inventory; partially offset by • increased freight costs associated with industrywide supply chain constraints.
SG&A percent of net sales	<u>Anticipated SG&A expense growth primarily reflects:</u> • increased variable expenses related to global DTC sales growth as well as operating costs of distribution centers and other operations; • increased demand creation spending; • higher incentive compensation; • higher personnel expenses due to merit increases and non-recurrence of prior year government subsidies; and • the unfavorable impact of foreign currency translation; partially offset by • the non-recurrence of expenses related to retail impairment and store closure charges, the impairment of prAna's trademark, and certain COVID-19 related expenses; • lower bad debt expense; and • cost reductions resulting from organizational restructuring and retail store labor and lease optimization. Demand creation as a percent of net sales is anticipated to be 6.0 percent in 2021, compared to 5.7 percent in 2020. We anticipate SG&A expense will benefit as store closure negotiations are finalized and the related lease liabilities are settled which we expect to partially offset the related store closure charges incurred in 2020.

FINANCIAL OUTLOOK ASSUMPTIONS AND FIRST HALF 2021 COMMENTARY

Effective tax rate	• The effective income tax rate may be affected by unanticipated impacts from changes in international, federal or state tax policies, changes in the Company's geographic mix of pre-tax income, other discrete events, as well as differences from our estimate of the tax benefits associated with employee equity awards and our estimate of the tax impact of various tax initiatives.
Operating cash flow and capital expenditures	• Operating cash flow is anticipated to be $250M to $270M (prior $300M to $320M). The lower operating cash flow forecast for 2021 is primarily driven by changes to our projected year end inventory balance. Based on current supply chain constraints, our updated forecast now contemplates earlier receipts of Spring 2022 footwear product than previously anticipated. • Capital expenditures are planned to be $60M to $80M, including investment in our DTC operations, including new stores, investment in digital and supply chain capabilities to support our strategic priorities, and facilities remodels at our corporate headquarters.
First Half 2021 Commentary	• Based on Q1'21 results, advance wholesale orders for the Spring 2021 season and plans for growth in our global DTC businesses as we anniversary prior year temporary store closures, we believe mid to high-20 percent first half year-over-year net sales growth is achievable (prior high-teens percent to low-20 percent). In second quarter 2021, year-over-year net sales growth by channel will be impacted by the anniversary of prior year temporary brick & mortar store closures as well as elevated DTC e-commerce net sales penetration levels as demand shifted online when consumers were unable shop in store. • Our annual net sales are weighted more heavily toward the Fall/Winter season, while operating expenses are more equally distributed throughout the year, resulting in a highly seasonal net sales and profitability pattern weighted toward the second half of the year. • Please note the second quarter is our lowest volume sales quarter and small changes in the timing of product shipments and expenses can have a material impact on reported results. Historically, second quarter profitability has been challenging given our fixed cost structure, resulting in the Company reporting a second quarter earnings loss in most years.


APPENDIX

FIRST QUARTER 2021 CONSTANT-CURRENCY RECONCILIATION

	Three Months Ended March 31,					
(In millions, except percentage changes)	Reported Net Sales 2021	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2021[1]	Reported Net Sales 2020	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 408.6	$ —	$ 408.6	$ 375.9	9%	9%
Latin America and Asia Pacific	112.0	(6.3)	105.7	102.6	9%	3%
Europe, Middle East and Africa	70.8	(5.1)	65.7	55.8	27%	18%
Canada	34.2	(1.4)	32.8	33.9	1%	(3)%
Total	$ 625.6	$ (12.8)	$ 612.8	$ 568.2	10%	8%
Brand Net Sales:						
Columbia	$ 527.4	$ (11.9)	$ 515.5	$ 471.7	12%	9%
SOREL	46.3	(0.6)	45.7	38.7	20%	18%
prAna	31.5	—	31.5	36.5	(14)%	(14)%
Mountain Hardwear	20.4	(0.3)	20.1	21.3	(4)%	(6)%
Total	$ 625.6	$ (12.8)	$ 612.8	$ 568.2	10%	8%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 468.9	$ (8.7)	$ 460.2	$ 452.2	4%	2%
Footwear	156.7	(4.1)	152.6	116.0	35%	32%
Total	$ 625.6	$ (12.8)	$ 612.8	$ 568.2	10%	8%
Channel Net Sales:						
Wholesale	$ 335.4	$ (7.8)	$ 327.6	$ 325.9	3%	1%
DTC	290.2	(5.0)	285.2	242.3	20%	18%
Total	$ 625.6	$ (12.8)	$ 612.8	$ 568.2	10%	8%

[1] Constant-currency net sales information is a non-GAAP financial measure that excludes the effect of changes in foreign currency exchange rates against the United States dollar between comparable reporting periods. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into United States dollars at the average exchange rates that were in effect during the comparable period of the prior year.